UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22684

DAXOR CORPORATION

(Exact name of registrant as specified in charter)

350 Fifth Avenue

Suite 4740

New York, NY 10118

(Address of principal executive offices) (Zip code)

Michael Feldschuh

350 Fifth Avenue

Suite 4740

New York, NY 10118

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-330-8500

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: JANUARY 1, 2019 to DECEMBER 31, 2019

Daxor Corporation

Financial Statements

For the Year Ended

December 31, 2019

Exhibits

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Daxor’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Daxor or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on https://www.Daxor.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from Daxor electronically by emailing info@daxor.com or by calling (888) 774-3268. If you own shares in Daxor through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling (888) 774-3268 or, if you own your shares through a financial intermediary, by contacting your financial intermediary.

Daxor Corporation

February 28, 2020

Dear Fellow Shareholder:

Daxor Corporation (“Daxor” or the “Company”) is an investment company with medical instrumentation and biotechnology operations. We have attached a report of our portfolio holdings and investment activity for the year ended December 31, 2019. Please review this information carefully. The Company has been reporting as an investment company under the Investment Company Act of 1940 since January 1, 2012.

As I write this letter, the world is poised on the brink of a possible pandemic related to the spread of the COVID-19 virus which has infected over 82,000 people in dozens of countries, caused massive supply chain disruptions in China, spread panic to northern Italy and parts of Korea, and killed approximately 2,800 people with a preliminary lethality rate substantially higher than the flu. Daxor’s blood volume technology is focused on precisely the medical challenge that care teams face in managing severely ill patients with volume imbalances such as those caused by viral agents – a prospective randomized control trial of ICU published in Shock showed a 66% reduction in mortality (from 24% to 8%, p-value <0.02) for ICU patients who had fluid needs guided by our BVA diagnostic in a patient population of 70% sepsis/septic shock and ARDS patients. Specialists with experience in the use of our diagnostic believe that BVA may be useful in managing “the tight rope” between too little and too few fluids for hospitalized patients suffering acutely from this virus – patients in the ICU who are struggling on ventilators, suffering from ARDS/Sepsis and in need of individualized fluid care to improve survival rates. Daxor is reaching out to physicians at hospitals with BVA devices in place as well as government agencies in the military and civilian sectors to see whether our technology can be further deployed to help mitigate casualties if widespread infection with the virus takes hold in the United States. Development of a protocol to help in this effort and medical educational materials is a priority as events are unfolding quickly with cases having jumped 10-fold in the past 30 days.

Turning to the results from fiscal year 2019, management is pleased to report important milestones toward broader commercialization of the products of our diagnostics division even as the company earned dividends and realized gains from the appreciation of our investment portfolio whose value grew throughout the year. Daxor was able to realize these strong results without tapping the capital for the issuance of new shares, instead relying on funding of our operating division from revenues it generated supplemented by our investment returns.

For the year ended December 31, 2019, Daxor had net dividend income of $375,144, net realized gains from investments in securities of $3,650,223, and net realized gains from options of $38,226. In addition, there was a net change in the unrealized depreciation on investments, options and securities borrowed of $1,462,849, as we took a strategic path with the sale of securities to balance the risk portfolio to reduce the exposure on certain holdings and take profitable actions and employ tax strategies utilizing capital loss carry forwards. A significant portion of the unrealized gain on securities converted to realized gains during the year. There was a net realized loss from the operating division relating to spend on research, development, sales and overhead of $2,327,247. At December 31, 2019, Daxor had net assets of $12,765,669 or $3.41 per share.

Daxor has seen several important developments in 2019 in its diagnostics business – Daxor initiated new business at 5 new hospital centers in 2019 leading to lease of equipment or use of our diagnostic for remote testing. In addition, Daxor received licensing for a central lab for BVA testing to facilitate work at hospitals that currently do not have our testing equipment on-site, opening up an additional source of revenue for the Company. Our test kit sales also continue to rise – despite a Q4 supply-chain shortage, we recorded a 7% rise in kit sales related to the use of our diagnostic test in the area of cardiology (subtracting the disruption period our annualized growth was 22.7% for the category), as well as the addition of new hospitals utilizing the diagnostic test in this area. This marks the third straight year of growth in this important segment of sales and reflects momentum driven by strong positive clinical outcomes.

Research was published in leading journals or presented at international conferences on BVA and its benefits in the areas of critical care, surgical blood loss, and cardiology in 2019 further bolstering the clinical value of our test in relation to the existing modalities of care. These papers build on the November 2018 publication of The Journal of the American College of Cardiology Heart Failure, a study of 245 patients with hospitalized heart failure who received treatment guided by our BVA-100 analyzer. These findings by Dr. Strobeck and Dr. Miller (of the Mayo Clinic) showed a 56% reduction in hospital readmissions and an 82% reduction in mortality for patients measured on a 30 day basis compared to a sampled control group. Since hospitals are reimbursed for care based upon 30 day outcomes, we believe these results highlight a significant financial opportunity for hospitals as well as improvement in quality of care for one of the leading causes of both hospital admissions and death. Based on publicly available information, approximately six million patients will be treated for heart failure this year, with one million requiring hospitalization. Daxor believes that this market alone represents an opportunity of more than $400 million dollars in recurring sales in this one category alone, and can act as a catalyst toward adoption in other areas of care such as critical care and syncope evaluation where Daxor already has hospitals utilizing the test in these areas.

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Daxor is actively engaged with clinicians at leading research centers and hospitals to follow up these promising results and to accelerate commercialization of our technology.

In addition to important outcomes related to the use of the BVA-100, Daxor has accelerated its research and development initiative in the first half of 2019, partially funded by the Department of Defense. Daxor received in 2018 an SBIR Phase I grant to develop a next generation version of our device and in June of 2019 submitted its results. The review team from the Army scored the work very favorably and Daxor is now eligible and has applied for a contract to supply the DOD with product, an award decision is expected in the first half of 2020. Continued development of the next generation of our technology is accelerating; and Daxor has added and will continue to add more engineers and researchers to execute on future grant and contract activity at our fully-owned 20,000 square-foot research and production facility in Oakridge, Tennessee. Management anticipates several new product improvements to enhance existing technology to be implemented this fiscal year — innovative product offerings which promise to greatly enhance the usability of our product by making it faster, easier, and more valuable to clinicians.

Daxor filed for six new patents in 2019 and an equal number or more are anticipated for fiscal year 2020. The additional new patents relating to its key technology of blood volume measurement are bearing fruit in the form of intellectual property and next generation designs as well as innovative applications for blood volume measurement.

Daxor entered into a research partnership with CHF Solutions, a Minnesota-based company which specializes in precision fluid removal technology. A joint study is in progress to show the enhanced effectiveness of the two technologies use as a complementary solution for fluid overload with applications in Heart Failure and ICU patients, enrollment is ongoing and completion of the study is anticipated in the first half of 2020 with results to follow. Management believes the potential benefits of partnering with other companies are significant because of our intellectual property, as well as the technologic superiority of our device paired with our growing patent portfolio. In addition to Daxor’s own sales force and management are also seeking to grow the business through strategic partnerships with other health care companies and channels of distribution.

Daxor has been reporting as an investment company under the Investment Company Act of 1940 since January 1, 2012. See the Notes to the Financial Statements of Form N-CSR for further information on Daxor’s strategies and goals regarding its investments in publicly traded securities, to help fund its diagnostic operations.

In addition to being selected by several clinical trials for inclusion as a metric of outcome in the past year and in clinical trials that began in 2018, Daxor will seek to expand the use of its products to further prove their value. Daxor has also seen remarkable research published using the BVA-100 device in the past year and anticipates that studies underway or in the planning stages will potentially yield more exciting research and clinical benefits from its use.

The strong trend of healthcare is toward individualized care and cost-effectiveness. Our instrument is a non-invasive, inexpensive, and rapid solution to the problem of how to accurately manage the fluid levels of patients, whether it is in the heart failure clinic or the ICU, and studies published and presented are proving just how exciting the potential for this approach is. Reducing mortality, lowering complications, reducing hospital resource use and length of stay with a non-invasive and 98% accurate test is achievable with our patented technology, and we are working hard to accelerate the commercialization of our technology.

Because of its significant holding of publicly traded securities, the SEC currently classifies Daxor as a closed-end investment management company with a fully-owned medical operating division; however, the primary focus of management is on our operational objectives. Daxor anticipates that as the value of the operating company continues to increase as a percentage of assets owned, it will be eligible to file under its previous designation as an operating company and report as an operating company, and will take steps to accomplishe this result.

Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com or contact our investor relations representative Bret Shapiro of CORE IR at 516-222-2560 for more detailed information. We periodically issue press releases regarding research reports and placements of the BVA-100 Blood Volume Analyzer in hospitals.

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Cordially Yours,

Michael Feldschuh
CEO and President

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Item 1. Schedule of Investments

Daxor Corporation

Schedule of Investments

December 31, 2019

	Shares	Fair Value
COMMON STOCKS - (United States) - 63.11%
Industrials – 0.01%
Wabtec	13	$1,010

Investment Services - 0.01%
Motors Liquidation Company GUC Trust	100	885

Materials - 0.92%
Enbridge Inc.	2,952	117,400

Utilities - 62.17%
Electric Utilities – 61.57%
American Electric Power Co. Inc.	3,500	330,785
Avangrid, Inc.	7,000	358,120
Avista Corporation	6,000	288,540
CenterPoint Energy, Inc.	1,000	27,270
Centrus Energy Corp.	1	7
CMS Energy Corporation	6,500	408,460
DTE Energy Company	12,000	1,558,440
Edison International	4,000	301,640
Entergy Corporation	5,000	599,000
Evergy Inc.	8,397	546,561
Eversource Energy	8,000	680,560
Exelon Corporation	3,600	164,124
FirstEnergy Corp.	13,800	670,680
National Grid plc	7,207	451,663
NiSource, Inc.	19,000	528,960
Pinnacle West Capital Corporation	3,000	269,790
PNM Resources, Inc.	10,800	547,668
Xcel Energy, Inc.	2,000	126,980
		7,859,248

Natural Gas Utilities - 0.60%
Southwest Gas Holdings, Inc.	1,000	75,970
Total Utilities		7,935,218
Total Common Stock (Cost $1,969,368) - 63.11%		$8,054,514

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Schedule of Investments (Continued)

December 31, 2019

	Shares	Fair Value
Preferred Stocks - (United States) - 4.04%

Banking - 3.41%
Bank of America Corp 7.250% Series L	300	$434,700

Electric Utilities - 0.63%
Southern California Edison, 4.32% Callable	3,500	80,644

Total Preferred Stock (Cost $224,246) - 4.04%		515,344

Total Investments in Securities (Cost $2,193,614) - 67.15%		8,569,858

Investment in Operating Division (Cost $3,575,948) - (United States) - 42.30%		5,400,000

Other Assets - 1.81%		231,211

Total Assets - 111.26%		14,201,069
Total Liabilities - (11.26%)		(1,435,400)
Net Assets - 100%		$12,765,669

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Schedule of Investments (Continued)

December 31, 2019

At December 31, 2019, the net unrealized appreciation on investment in securities, options and securities borrowed of $6,376,245 was composed of the following:

Aggregate gross unrealized appreciation for which there was an excess of value over cost	$6,381,804
Aggregate gross unrealized depreciation for which there was an excess of cost over value	(5,559)
Net unrealized appreciation	$6,376,245

At December 31, 2019, the net unrealized appreciation on investment in operating division was composed of the following:

Net unrealized appreciation on investment in operating division	$1,824,052

Portfolio Analysis

December 31, 2019

Percentage
of Net Assets
Common Stock (United States)
Industrials	0.01%
Investment Services	0.01%
Materials	0.92%
Electric Utilities	61.57%
Natural Gas Utilities	0.60%
Total Common Stock	63.11%

Preferred Stock (United States)
Banking	3.41%
Electric Utilities	0.63%
Total Preferred Stock	4.04%

Total Investment in Securities	67.15%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Summary of Options

December 31, 2019

Name of Issuer	Number of Contracts	Strike Price	Expiration Date	Fair Value
Call Options Written - (United States) - (0.11%)

American Electric Power	(25)	100	1/17/2020	$(125)
DTE Energy Company	(20)	140	1/17/2020	(1,100)
DTE Energy Company	(25)	145	1/17/2020	(1,375)
Edison International	(25)	80	1/17/2020	(375)
Eversource Energy	(40)	85	1/17/2020	(4,000)

First Energy	(20)	50	7/17/2020	(3,250)

Exelon Corporation	(25)	55	1/20/2020	(125)
Evergy Inc.	(20)	65	3/20/2020	(3,750)

Total Call Options Written (proceeds $24,063)				(14,100)

Margin loans payable - (10.53%)				(1,342,550)
Accounts payable and accrued expenses (0.62%)				(78,750)
Total Liabilities - (11.26%)				$(1,435,400)

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities, at fair value (cost of $2,193,614)	$8,569,858
Investment in operating division, at fair value (cost of $3,575,948)	5,400,000
Receivables from broker:
Dividends receivable	32,738
Tax credits receivable and prepaid taxes	198,473
Total Assets	14,201,069
Liabilities:
Margin loans payable	1,342,550
Call Options, at fair value (proceeds of $24,063)	14,100
Accounts payable and accrued expenses	78,750
Total Liabilities	1,435,400

Net Assets	$12,765,669

Net Asset Value, (10,000,000 shares authorized, 5,316,530 issued and 3,746,858 shares outstanding of $0.01 par value capital stock outstanding)	$3.41
Net Assets consist of:
Capital paid in	$11,060,549
Total distributable earnings	16,565,424
Treasury Stock	(14,860,304)
Net Assets	$12,765,669

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividend income (net of foreign withholding taxes of $1,874)	$375,144
Other income	4,997
Total Investment Income	380,141

Expenses:
Investment administrative charges	345,163
Professional fees	39,021
Transfer agent fees	22,004
Interest expense	143,486
Other taxes and credits	(25,483)
Total Expenses	524,191

Net Investment(Loss)	(144,050)

Realized and Unrealized Gain (Loss) on Investments and Other items:
Net realized gain from investments in securities	3,650,223
Net realized gain from options	38,226
Net change in unrealized depreciation on investments, options and securities borrowed	(1,462,849)
Net change in unrealized appreciation on operating division	(250,000)
Realized loss on investment in operating division	(2,327,247)
Net Realized and Unrealized (Loss) on Investments and Investment in Operating Division	(351,647)

Net (Decrease) in Net Assets Resulting From Operations	$(495,697)

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Changes in Net Assets

For the Years Ended December 31, 2019 and December 31, 2018

	Year Ended December 31, 2019	Year Ended December 31, 2018
Decrease in Net Assets from Operations
Net investment (loss) income	$(144,050)	$8,823
Net realized gain from investments in securities	3,650,223	580,884
Net realized gain from options	38,226	88,367
Net realized loss from securities borrowed	-	(324,706)
Net change in unrealized depreciation on investments, options and securities borrowed	(1,462,849)	(239,519)
Net change in unrealized appreciation on operating division	(250,000)	750,000
Realized loss on investment in operating division	(2,327,247)	(2,082,176)
Income tax benefit	-	332,552
Net Decrease in Net Assets Resulting From Operations	(495,697)	(885,775)

Capital Share Transactions:
Cost of treasury stock purchased	-	(32,222)
Proceeds from treasury stock sold	-	138,550
Increase in net assets resulting from stock-based compensation	199,358	83,834

Net Increase in Net Assets Resulting From Capital Share Transactions	199,358	190,162

Total Net Decrease in Net Assets	(296,339)	(695,613)

Net Assets:

Beginning of Year	13,062,008	13,757,621

End of Year (including undistributed net investment income of $6,941,975 in 2019 and $7,086,025 in 2018 included in net assets)	$12,765,669	$13,062,008

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Cash Flows

For the Year Ended December 31, 2019

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(495,697)
Adjustment to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net realized gain from investments in securities	(3,650,223)
Net realized gain from options	(38,226)
Net change in unrealized appreciation on investments, options and securities borrowed	1,462,849
Net change in unrealized appreciation on operating division	250,000
Investment in/advances to operating division	(2,327,247)
Realized loss on investment in operating division	2,327,247
Sale of call options	27,757
Proceeds from sales of securities	5,190,495
Stock based compensation expense	199,358
Changes in operating assets and liabilities:
Decrease in receivable from broker	3,014
Decrease in dividends receivable	972
Decrease in tax credits receivable and prepaid taxes	155,513
Increase in accounts payable and accrued expenses	6,250
Net cash provided by operating activities	3,112,062

Cash flows from financing activities:
Proceeds from margin loan payable	2,515,852
Repayment of margin loan payable	(5,627,914)
Net cash (used) in financing activities	(3,112,062)

Net change in cash	-
Cash at beginning of year	-
Cash at end of year	$-

Supplemental Disclosures of Cash Flow Information:

Cash paid during the period for:

Income Taxes	$8,068

Interest on margin loans payable	$143,486

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Financial Highlights

For the Years Ended December 31, 2019 and December 31, 2018

The table below sets forth financial data for weighted average shares of stock outstanding for each year and for one share of capital stock outstanding throughout the years presented.

The annual financial information will be included in the Company’s annual report to Shareholders, a copy of which is available at no charge on request by calling 212-330-8500.

	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Asset Value Per Share, Beginning of Year	$3.49	$3.68

Income (loss) from operations:
Net investment (loss) income	(0.03)	0.00
Net realized and unrealized gain from investments, options and securities borrowed	0.59	0.03
Net realized and unrealized loss from investment in operating division	(0.69)	(0.36)
Income tax benefit	-	0.09
Other	0.05	0.05
Total loss from Operations	(0.08)	(0.19)

Decrease in Net Asset Value Per Share	(0.08)	(0.19)

Net Asset Value Per Share, End of Year	$3.41	$3.49

Market Price Per Share of Common Stock, Beginning of Year	$8.20	$4.57
Market Price Per Share of Common Stock, End of Year	9.40	8.20
Change in Price Per Share of Common Stock	$1.20	$3.63

Total Investment Return	14.63%	79.43%

Weighted Average Shares Outstanding	3,746,858	3,741,954

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$12,766	$13,062

Ratio of total expenses to average net assets	4.26%	3.14%

Ratio of net investment income before income taxes to average net assets	(1.30)%	0.07%

Ratio of net investment (loss) income after income taxes to average net assets	(1.12)%	2.55%

Portfolio turnover rate	0.00%	0.52%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Financial Highlights (continued)

For the Years Ended December 31, 2017, 2016 and 2015

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015

Net Asset Value Per Share, Beginning of Year	$4.04	$3.74	$6.16

Income (loss) from operations:
Net investment income	0.07	0.03	0.11
Net realized and unrealized gain (loss) from investments, options and securities borrowed	0.23	0.56	(2.12)
Net realized and unrealized loss from operating division	(0.62)	(0.21)	-
Income tax (expense) benefit	-	-	(0.32)
Other	(0.01)	(0.05)	(0.05)
Total income (loss) from Operations	(0.33)	0.33	(2.38)

Less:
Distributions to shareholders from net investment income	(0.03)	(0.03)	(0.04)

Increase (decrease) in Net Asset Value Per Share	(0.36)	0.30	(2.42)

Net Asset Value Per Share, End of Year	$3.68	$4.04	$3.74

Market Price Per Share of Common Stock, Beginning of Year	$8.24	$7.60	$6.80
Market Price Per Share of Common Stock, End of Year	4.57	8.24	7.60
Change in Price Per Share of Common Stock	$(3.67)	$0.64	$0.80

Total Investment Return	(44.54)%	8.42%	11.76%

Weighted Average Shares Outstanding	3,767,756	3,825,476	3,921,697

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$13,758	$15,344	$14,427
Ratio of total expenses to average net assets	1.90%	2.44%	3.06%
Ratio of net investment income before income taxes to average net assets	1.89%	0.86%	2.31%
Ratio of net investment (loss) income after income taxes to average net assets	1.72%	0.78%	(4.18)%
Portfolio turnover rate	3.63%	7.59%	7.43%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Notes to Financial Statements

December 31, 2019

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Company’s investment goals, objectives and principal strategies are as follows:

1.	The Company’s investment goals and objectives are capital preservation, maintaining returns on capital with a high degree of safety and generating income from dividends and option sales to help offset operating losses from the Company’s Operating Division.

2.	In order to achieve these goals, the Company maintains a diversified securities portfolio comprised primarily of electric utility company common and preferred stocks. The Company also sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Broker. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. The Company’s investment policy is to maintain a minimum of 80% of its portfolio in equity securities of utility companies. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when Company management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) The presentation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carries its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1- Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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Daxor Corporation

Notes to Financial Statements

December 31, 2019

2. Significant Accounting Policies - (continued)

Valuations of Investments (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities, securities borrowed and put and call options that are freely traded and are listed on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Company establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. At December 31, 2019 and at December 31, 2018, Level 3 investments consist solely of the Company’s investment in its wholly owned Operating Division at fair value. The Company’s Audit Committee oversees the valuation process of the Company’s Level 3 investments. The Audit Committee is comprised of members of the Company’s Board of Directors and is responsible for the valuation processes and procedures and evaluating the overall fairness and consistent application of the valuation policies. For this valuation process the Audit Committee meets semi-annually or as needed, and in conjunction with reports from an independent valuation company determines the valuations of the Company’s Level 3 investments. Valuations determined by the Audit Committee are required to be supported by the independent valuation company whose reports may include information such as market data, third-party pricing sources; industry accepted pricing models, counterparty prices, or other appropriate methods. On an annual basis, the Company engages the services of an independent valuation company to perform an independent review of the valuation of the Company’s investment in its wholly owned Operating Division, and may adjust its valuations based on the recommendations from the valuation firm.

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Daxor Corporation

Notes to Financial Statements

December 31, 2019

2. Significant Accounting Policies - (continued)

Valuation of Derivative Instruments

The Company accounts for derivative instruments under FASB ASC 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the statement of assets and liabilities at fair value. The changes in the fair values of derivatives are included in the statements of operations as a component of net realized and unrealized loss from investments.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income and expense are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Expenses are recorded on an accrual basis.

Distributions

Net investment income and net realized gains are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve and at the discretion of the Company, to pay dividends to shareholders.

Revenue Recognition

Effective January 1, 2018, the Company adopted ASC Topic 606, Revenue from Contracts with Customers (“ASC” topic 606). The new revenue recognition guidance requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance requires an entity to follow a five step model to (a) identify the contract(s) with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract, and (e) recognize revenue when the entity satisfies a performance obligation.

The Company recognizes revenues in the Operating Division from product sales when a product is shipped and recognizes revenue from service contracts as the revenues are earned over the life of service contract and performance obligations are met.

The Company believes that there is no impact on opening retained earnings upon adoption of the new revenue recognition standards as related to the Operating Division.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the statement of operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes”. The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

15

Daxor Corporation

Notes to Financial Statements

December 31, 2019

2. Significant Accounting Policies - (continued)

Treasury Stock

Treasury stock is recorded under the cost method and shown as a reduction of net assets.

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks

The following tables summarize the inputs used as of December 31, 2019 for the Company’s assets and liabilities measured at fair value on a recurring basis at December 31, 2019, categorized by the above mentioned fair value hierarchy and also by denomination:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$8,054,514	$-	$-	$8,054,514
Preferred Stocks	515,344	-	-	515,344
Investment in Operating Division	-	-	5,400,000	5,400,000
Total	$8,569,858	$-	$5,400,000	$13,969,858

Liabilities	Level 1	Level 2	Level 3	Total

Call Options	$14,100	$-	$-	$14,100

Purchased call and put options: When the Company purchases an option; an amount equal to the premium paid by the Company is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Company realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Written call and put options: When the Company writes (sells) an option, an amount equal to the premium received by the Company is recorded as an obligation on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the written option. If the written option expires, the Company realizes a gain equal to the amount of premium received. When an instrument is purchased or sold through the exercise of an option, the related premium received is adjusted to the basis of the instrument acquired or the instrument sold. The risk associated with writing options is based on the difference between the strike price of the option and current market price of the underlying security less premium received. See Note 7 for further discussion of Investment and Market Risk Factors and risks of written call and put options.

Securities borrowed: The Company sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the Company records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. The Company records a realized gain or loss when a short position is closed out. By entering into short sales, the Company bears the market risk of increases in the value of the security sold short in excess of the proceeds received. Possible losses from short sales differ from losses that could be incurred from purchases of securities because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. See Note 1 regarding the Company’s investment goals and its use of covered positions and Note 7 for further discussion of Investment and Market Risk Factors.

During the year ended December 31, 2019, the Company realized proceeds of $5,190,495 from the sale of investment securities and $27,757 from writing call options.

16

Daxor Corporation

Notes to Financial Statements

December 31, 2019

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks (continued)

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (level 3) during the period ended December 31, 2019:

Balance at
December 31, 2019
Balance, December 31, 2018	$5,650,000
Net change in unrealized appreciation on operating division	(250,000)
Investment in/advances to operating division	2,327,247
Realized loss on investment in operating division	(2,327,247)
Balance, December 31, 2019	$5,400,000

The Company’s Level 3 asset consists of its investment in its wholly owned Operating Division at fair value and requires significant judgment due to the absence of quoted market prices, inherent lack of liquidity, heavy reliance on Level 3 inputs, and the long-term nature of such investments. Since its inception, the Operating Division has not generated significant revenue and has incurred substantial operating losses. Due to these substantial losses, the Operating Division has been completely dependent on funding from the Company to sustain its operations. Investment in Operating Division is primarily located in Oak Ridge, Tennessee and was initially valued at transaction value for identified assets (property and equipment, land, buildings and laboratory equipment), less accumulated depreciation adjusted for investment in/advances to operating division, business operations and activity and realized losses. Based on Company initiatives started in 2016 and through 2019, related to potential partnerships, joint ventures, product development, marketing and other operations of the Operating Division, the Company hired an independent valuation company to perform a valuation of the Operating Division. The independent valuation company updated the initial 2016 valuation and subsequent valuations at December 31, 2017, 2018 and 2019, respectively, using the Income Approach and Market Approaches as defined in SFAS 157 (ASC 820). Based on the valuation approaches, the valuation ranges were $5,100,000 to $5,700,000 for the Income Approach at December 31, 2019. In determining the Income Approach value range, the Gordon Growth Model valuation technique was used with a discount rate of 22.5% and long-term growth rate of 3.0%. Significant increases (decreases) in these unobservable inputs in isolation could result in significant changes in fair value measurements. The Income Approach was weighted 100% given the current financial performance and expectations as to longer-term revenue growth and profitability resulting in a midpoint of value range of $5,400,000.

4. Derivative Instruments

The Company may write call and put options in order to generate additional investment income as part of its investment strategy. In the opinion of management, the use of financial derivative instruments in its investment program is appropriate and customary for the investment strategies employed reducing certain investment risks.

17

Daxor Corporation

Notes to Financial Statements

December 31, 2019

4. Derivative Instruments - (continued)

The following table summarizes the Company’s activity in call and put options for the period ended December 31, 2019.

Total Proceeds Received on open positions at 01/01/19	Sale of Options from 01/01/19-12/31/19	Expirations, Purchases and Assignments of Options from 01/01/19-12/31/19	Proceeds Received on open positions at 12/31/19	Market Value at 12/31/19	Unrealized gain at 12/31/19
$34,531	$27,757	$38,226	$24,063	$14,100	$9,963

The derivatives are shown at market value of $14,100 on the Statement of Assets and Liabilities at December 31, 2019 as “Call Options.”

The following table summarizes the value of all derivatives as reported on the Statement of Assets and Liabilities at December 31, 2019:

Description	Market Value	Proceeds	Net Gain	Unrealized Gain	Unrealized (Loss)
Call Options	$14,100	$24,063	$9,963	$11,923	$(1,960)

For the period ended December 31, 2019, the Company recorded a realized net gain of $38,226 on call options and a net unrealized gain of $12,822 on call options. The primary underlying risk of the call options held at year end is equity price risk. The net realized gain is included in the net realized gain from options in the Statement of Operations. The net unrealized gain is included in net change in unrealized depreciation on investments, options and securities borrowed in the Statement of Operations.

5. Income Taxes (Benefit)

The net income tax expense for the year ended December 31, 2019 is comprised of the following:

Current Income Tax Expense:
Federal	$-
State and local	-
Total current income tax expense	-
Deferred Tax Expense:
Federal	$-
State and local	-
Total deferred tax expense	-
Net income tax	$-

The Company has a net operating loss carry forward of approximately $19,467,000 at December 31, 2019. Approximately $16,745,000 of these losses relates to years prior to 2018 and will begin to expire in 2033. Approximately $2,722,000 of these losses relate to 2018 and 2019, and will not expire, but are subject to limitations on usage.

For tax years beginning after December 31, 2017, the Alternative Minimum Tax (“ATM”) on corporations was repealed. Credits may offset regular tax liability for years 2018 through 2021 and will be fully refundable by 2021. As a result, the Company recorded $353,986 as income tax receivable and benefit of the same amount in 2018 of which $189,633 was refunded in 2019. The remaining balance of $164,353 will be refunded in two equal installments during 2020 and 2021.

At December 31, 2019, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in investment administrative expenses. As of December 31, 2019, the Company has not recorded any provisions for accrued interest and penalties related to uncertain tax positions.

18

Daxor Corporation

Notes to Financial Statements

December 31, 2019

5. Income Taxes - (continued)

In certain cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. The Company files federal, state and local income tax returns in jurisdictions with varying statutes of limitations. The 2015 through 2018 tax years generally remain subject to examination by federal, state and local tax authorities.

Under Internal revenue code section 542, a company is defined as a Personal Holding Company (“PHC”) if it meets both an ownership test and an income test. The ownership test is met if a company has five or fewer shareholders that own more than 50% of the company, which is applicable to Daxor. The income test is met if PHC income items such as dividends, interest and rents exceed 60% of adjusted ordinary gross income. Adjusted ordinary income is defined as all items of income except capital gains. For the year ended December 31, 2019, more than 60% of Daxor’s adjusted gross income came from items defined as PHC income.

Determining the PHC tax liability requires computing Daxor’s “undistributed PHC income” and taxing such PHC income at the statutory rate of 20%. Undistributed PHC income is current year taxable income of the Company, exclusive of the net operating loss carry forward deduction that is allowed for regular tax purposes. The Company incurred no liability for PHC for the year ended December 31, 2019 due to the net operating losses applied to realized gains incurred during the year.

Computed expected provision at statutory rates	(21.0)%
Valuation allowance	18.1%
Dividend received deduction	2.0%
State franchise taxes/(credits)	(0.2)%
Non-deductible/non-taxable and other items	1.1%
Effective income tax (benefit) rate	0.0%

6. Deferred Income Taxes

Deferred income taxes result from differences in the recognition of gains and losses on marketable securities; stock options, as well as from carry forwards of the Company’s net operating losses of approximately $19,467,000, and tax credits of approximately $1,044,000 for tax purposes.

19

Daxor Corporation

Notes to Financial Statements

December 31, 2019

6. Deferred Income Taxes - (continued)

The significant components of deferred tax assets and liabilities are reflected in the following table:

Unrealized gains on investments in securities	$(1,579,396)
Unrealized losses on call options written	(2,468)
Unrealized gain on investment in operating division	(518,635)
Net operating loss-carry forward	4,822,000
Business tax credits carried forward	1,044,374
Others	35,701
Deferred Income Tax Available for use	3,801,576
Valuation allowance	(3,801,576)
Net Deferred Tax Asset	$-

Realization of deferred tax assets is dependent on future earnings. Due to the uncertainty of the realization of its net deferred tax assets, the Company has provided a valuation allowance. In assessing the potential to realize the deferred tax asset, management considers whether it is more likely than not that some or perhaps all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which these temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making their assessment. The Company recorded a valuation allowance of $3,801,576 at December 31, 2019. The valuation allowance increased $458,757 from December 31, 2018. If the Company becomes profitable before the expiration of the loss carry forwards, it would have the ability to utilize them in order to offset any taxable income.

7. Investment and Market Risk Factors

The Company enters into investments in securities, call and put options and securities borrowed and/or financial instruments that may have off balance sheet risks, where the potential loss due to changes in the market (market risk), failure of counterparty to perform on the transaction risk (credit risk) and other risk elements, such as interest rate risk, exceeds the value and/or obligations of such financial instruments. It is the Company’s general policy to mitigate such risks by transacting with established counterparties. The Company transacts with and custodies investment assets at UBS Financial Services, Inc. (“Broker”).

The Company’s investments in securities arise from investments in long common and preferred stocks, selling common stocks short and transacting in put and call (naked and covered) options. These investments are subject to equity risks of increases and decreases in market exchange prices such as on the NASDAQ.

20

Daxor Corporation

Notes to Financial Statements

December 31, 2019

7. Investment and Market Risk Factors - (continued)

The Company is subject to certain inherent risks arising from its investing activities of selling securities short and writing put and call options. Selling securities short creates an obligation to purchase the securities at an unknown future date, subject to the Company’s discretion, at the then prevailing future market prices. Securities borrowed create the risk that the ultimate obligation may exceed the liability reflected in these financial statements.

The Company collects premiums and the opportunity to create option premium income when writing put and call options if the options expire out-of-the-money. Writing put and call options gives the option buyer the right to exercise the option against the option writer. Writing put options obligates the writer to purchase the stock at the strike price if the stocks’ current market price is below the strike price prior to expiration of the put option. The potential loss in writing a put option is the strike price less the premium collected if the stock price falls to zero. Writing call options obligates the writer to sell the stock at the strike price if the stock’s current market price is greater than the strike price prior to expiration of the call option. The potential loss in writing a naked call option is unlimited as the rise of a stock price is unlimited. The potential loss in writing a covered call is limited to the strike price less the cost of the underlying security the Company holds in the portfolio. The Company endeavors to write covered calls but may also write naked calls.

Cash receivable from broker and margin loans payable reflect accounts with the Company’s Broker. Due from broker represents amounts receivable from brokers that are available for investing but have not been invested. Margin loan payable represents obligations to the Broker for leveraging investments in securities. Investments in securities are collateral for the margin loan payable. The Company does not have the right of setoff nor netting agreements between brokers.

The Company’s investments may be subject to changes in interest rates as they may affect equity and option markets. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

The Company is subject to volatility risk which refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Legal, tax and regulatory changes continue to occur in the United States and globally, additionally, regulatory environments, as a whole, continue to evolve and change. The effect of any future legal, tax and/or regulatory changes are unknown and could be substantial and adverse.

8. Related Party Transactions

The Company reported $63,617 of portfolio administrative expenses which is included in investment administrative charges on the Statement of Operations for the period ended December 31, 2019. These charges represent a portion of the payroll and related expenses of three employees of the Operating Division for services performed for the Company. The Company did not purchase or sell stock in the Company in 2019.

21

Daxor Corporation

Notes to Financial Statements

December 31, 2019

9. Margin Loan

The Company has total margin loan payable at December 31, 2019 of $1,342,550. This loan is secured by the Company’s investments in marketable securities. The interest expense on the margin loans for the period ended December 31, 2019 was $143,486. The ability of the Company to incur margin debt at any given time is based on the current amount outstanding and the market value of the portfolio of marketable securities. There are no set repayment terms for any of the Company’s margin loans.

The following table summarizes the margin loan activity for the period ended December 31, 2019:

Balance at 12/31/19	Weighted average interest rate at 12/31/19	Maximum amount outstanding during the period	Average amount outstanding during the period	Weighted average interest rate during the period
$1,342,550	2.899%	$4,904,964	$4,312,287	3.3291%

10. Capital Stock

At December 31, 2019, there were 10,000,000 shares of $0.01 par value capital stock authorized. The paid in capital of $11,060,549 at December 31, 2019 consists of the following amounts:

Additional Paid in Capital in excess of par value of common stock	$11,007,383
Common Stock	53,166
Total Paid in Capital	$11,060,549

11. Treasury Stock

The Company’s Board of Directors from time to time has authorized the repurchase of shares of the Company’s common stock in the open market usually as funds are available and if the stock is trading at a price which management feels is undervalued. The Company did not repurchase any shares of the Company during 2019. During the year ended December 31, 2018, the Company repurchased in the open market 8,330 shares at a total cost of $32,222. The Company sold in the open market 18,459 shares of the Company Stock at an average price of $7.51, or $138,550.

Treasury stock at December 31, 2019:

Treasury Stock at repurchase price	$14,860,304
Treasury Stock shares	1,569,672

12. Dividends

In 2008, management instituted a policy of paying dividends when funds are available. The Company did not declare a dividend for the year 2019.

22

Daxor Corporation

Notes to Financial Statements

December 31, 2019

13. Stock Options

In June 2019, the Board of Directors of the Company approved the Daxor Corporation 2020 Incentive Compensation Plan (the “2020 Plan”.) The 2020 Plan is subject to approval by shareholders of the Company. In addition to Stock Options, awards under the 2020 Plan can consist of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Cash Awards and Bonus Stock (collectively, “Stock Awards”). The 2020 Plan is an effort to provide incentive to employees, officers, agents, consultants, and independent contractors through proprietary interest. The Board of Directors acts as the Plan Administrator, and may issue these Stock Awards at its discretion. Daxor is not currently issuing options under the 2020 Plan, and will not issue options until it receives exemptive relief or a favorable no-action response from the SEC regarding the operation of the 2020 Plan.

The 2020 Plan replaces the 2004 Stock Option Plan.

The maximum number of shares that may be issued under the 2020 Plan is 250,000 or 5% of the Company’s outstanding shares, whichever is greater. Under the provisions of the 2020 Plan, the exercise price of any stock options issued is a minimum of 110% of the closing market price of the Company’s stock on the grant date of the option. Previously, the Company issued options to various employees under the previous 2004 Stock Option Plan and the Stock Option Plan that was also administered by the Board of Directors. All issuances have varying vesting and expiration timelines. As at December 31, 2019, 194,233 options were outstanding and 181,402 were exercisable.

At December 31, 2019, there was $98,114 of unvested stock-based compensation expense to recognize. The Company recognized $199,358 of share-based compensation expense, which is included in investment administrative charges in the Statement of Operations for the year ended December 31, 2019. The aggregate intrinsic value at December 31, 2019 was $161,073 and was calculated based on the difference between the closing market price of the Company’s common stock and the exercise price of the underlying options.

To calculate the option-based compensation, the Company used the Black-Scholes option-pricing model. The Company’s determination of fair value of option-based awards on the date of grant using the Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, the Company’s expected stock price volatility over the term of the awards, risk-free interest rate, and the expected life of the options. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The expected volatility, holding period, and forfeitures of options are based on historical experience.

In 2018, 128,650 stock options were issued to employees and outside consultants with a weighted average exercise price of $9.04. The 128,650 stock options issued during 2018 are still outstanding and 49,188 stock options have vested as of December 31, 2019.

There were no stock options granted in 2019. The fair values of stock options granted were estimated using the Black-Scholes option-pricing model with the following assumptions for the years ended December 31, 2018 and December 31, 2019.

Risk free rates	2.75%
Expected life (in years)	2 - 7
Expected volatility	47.1%
Dividend yield	0.00%

Weighted Average grant date fair value per share	$2.26

23

Daxor Corporation

Notes to Financial Statements

December 31, 2019

13. Stock Options - (continued)

The details of employee option activity for the year ended December 31, 2019 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2019	205,150	$8.58
Granted	-	-
Canceled	(9,917)	8.98
Expired	(1,000)	8.86
Outstanding at December 31, 2019	194,233	$8.56

The following tables summarize information concerning currently outstanding and exercisable options at December 31, 2019:

Range of Exercise Prices	Number Outstanding at December 31, 2019	Weighted Average Remaining Contractual Life at December 31, 2019	Weighted Average Exercise Price at December 31, 2019
Below - $9.52	194,233	3.24 years	$8.56

Range of Exercise Prices	Number Exercisable at December 31, 2019	Weighted Average Exercise Price at December 31, 2019
Below - $9.52	181,402	$8.57

14. Commitment

On January 20, 2016, the Company signed a lease which commenced on January 22, 2016 and expires on June 30, 2021 for 3,112 square feet of office space in New York City. In order to facilitate an orderly transition to the new office space in the same location the Company received a payment of $275,000 in 2016 from the landlord as consideration for vacating the prior spaces by January 10, 2016. The Rent Commencement Date under the new lease was June 22, 2016.

The future minimum lease payments exclusive of future cost of living and tax escalation increases are $322,092:

Period Covered:	Number of Months	Commitment

January 1, 2020 through December 31, 2020	12	214,728
January 1, 2021 through June 30, 2021	6	107,364
Total Commitment		$322,092

The rent expense is allocated to and reflected in the Operating Division’s results of operations which are not a part of these financial statements. The Company’s Operating Division adopted Accounting Standards Update No. 2016-02, Leases (Topic842), (“ASC 842”) effective January 1, 2019 using the effective date transition method and utilizing the Company’s incremental borrowing rate of 3.3% and did not have a material effect on the operations, financial position and cash flows of its Operating Division. The Operating Division had an initial recognition right of use asset, and corresponding liability of $506,896 adopting ASC 842 on January 1, 2019. The right of use asset and corresponding liability at December 31, 2019 was $304,137

24

Daxor Corporation

Notes to Financial Statements

December 31, 2019

15. Registration Statement

The Company has filed a Form N-2 Registration Statement under the Securities Act of 1933, which permits the Company to raise additional equity capital by issuing additional shares of common stock from time to time in varying amounts and by different offering methods, at prices and on terms to be determined by market conditions at the time of offering. During any 12-month period, the aggregate market value of securities the Company may offer may not exceed one third of the aggregate market value of voting and non-voting common equity held by persons who are not affiliates of the Company.

16. Contingency

Idant Labs, a wholly owned subsidiary of the Company settled a civil complaint in Federal District Court in the State of Illinois in relation to the sale of anonymous donor semen that allegedly led to the birth of two children with alleged autism. Idant Labs settled the civil complaint in the amount of $250,000 that was paid through the Company’s insurance company. All complaints have been dismissed.

17. Recently Issued Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820. The amendments are designed to provide more useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company adopted ASU 2018-13 effective December 31, 2019 and did not have a material effect on the operations, financial position and cash flows of the Company.

In February 2016, the Financial Accounting Standards Board issued Accounting Standards Update No. 2016-02, Leases (Topic 842), which supersedes existing lease accounting standards. Together with subsequent amendments, this created Accounting Standards Codification Topic 842 (“ASC 842”). ASC 842 requires that a lessee recognize a right-of-use asset and a corresponding liability for its obligation under virtually all operating leases, as well as expands disclosure requirements. ASC 842 was effective for annual reporting periods beginning after December 15, 2018. Early adoption was permitted. The Company’s Operating Division adopted ASC 842 effective January 1, 2019 and did not have a material effect on the operations, financial position and cash flows of its Operating Division.

18. Subsequent Events

The Company has evaluated subsequent events through the filing date of the financial statements and there are no significant items to report.

25

Report of the Independent Registered Accounting Firm

To the Stockholders and Board of Directors of

Daxor Corporation

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Daxor Corporation (the “Company”), including the schedule of investments, as of December 31, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four the year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2019, and the results of its operations and cash flows for the year then ended, and the changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the four years in the period ended December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended December 31, 2015 were audited by another independent registered public accounting firm whose report dated March 14, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the Company’s securities broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 2016.

New York, NY

February 28, 2020

26

Daxor Corporation

Supplemental Data

General

Investment Products Offered

●	Are not FDIC Insured
●	May Lose Value
●	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 212- 330-8500.

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Voting Proxies on Portfolio Securities

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to the Company’s portfolio securities, as well as information relating to portfolio securities during the 12 month period ended December 31, 2019 (i) is available, without charge and upon request, by calling 1-212-330-8500; and (ii) on the U.S. Securities and Exchange Commission’s website.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all investment companies file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Company’s Form N-Q for March 31, 2019, and September 30, 2019 reporting portfolio securities held by the Company, are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

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Daxor Corporation

Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Daxor Corporation

About the Corporation’s Directors and Officers

The Corporation is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Corporation’s directors are independent of Daxor Corporation.; the only “inside” directors is an officer and a director of Daxor Corporation. The Board of Directors elects the Corporation’s officers, who are listed in the table. The business address of each director and officer is 350 Fifth Avenue, Suite 4740, New York, NY 10118.

Independent Directors

Name Date of Birth Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies

James Lombard December 26, 1934 1989	Director of Administrative Services Division, New York City Council (Retired) No Directorships

Martin S. Wolpoff September 25, 1942 1989	Educational Consultant, Director Administration Community School District (Retired) No Directorships

Edward Feuer June 15, 1955 2016	Partner, Feuer & Orlando, LLP No Directorships

Bernhard Saxe, Esq. November 2, 1938 2008	Partner, Foley & Lardner LLP (retired 02/04) Registered Patent Attorney No Directorships

Inside Directors

Name Date of Birth Year Elected	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies

Michael Feldschuh November 6, 1969 2013	President and CEO of Daxor Corporation No Outside Directorships

Jonathan Feldschuh September 1, 1964 2017	Chief Scientific Officer of Daxor Corporation No Outside Directorships

Officers

Name Date of Birth Title	Principal Occupations(s) During Past 5 Years and Other Directorships of Public Companies

Robert J. Michel February 6, 1957 Chief Financial Officer

Chief Financial Officer of Daxor Corporation, appointed September 20, 2018.

Chief Compliance Officer, Daxor Corporation, appointed October 15, 2018

Corporate Secretary, Daxor Corporation, appointed February 2019

Director – Bio-Key International, June 2016 to present

The Daxor’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 212-330-8500.

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Daxor Corporation

December 31, 2019

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions for the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is available on the Company’s website at http://www.daxor.com/wp-content/uploads/2014/10/DAXOR-CORPORATION-CODE-OF-ETHICS.pdf

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Edward Feuer is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit Services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-Related Services” refer to the assurance and related services by the principal accountant in order to assure the Company is in compliance with Rule 17f-2 under the Investment Company Act of 1940. “Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for past fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Year Ended December 31, 2019
Audit Services	$81,500
Audit-Related Services	8,000
Tax Services	20,250
Total Fees and Services	$109,935

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

There were no fees billed for tax services or other non-audit services by our auditors during the reporting period that required pre-approval by the Audit Committee.

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee. The members are: Edward Feuer, James A. Lombard and Martin S. Wolpoff.

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

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Daxor Corporation

December 31, 2019

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. We recognize that a company’s management is entrusted with the day to day operations of the company, as well as long term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

Due to the nature of our business and our size, it is unlikely that conflicts will arise in our voting of proxies of public companies. We do not engage in investment banking nor we do we have private advisory clients. In the highly unlikely event that a conflict of interest does arise on a proxy voting issue, we will defer that vote to our independent directors.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Daxor does not have an outside portfolio manager. The Chief Executive Officer of the Company manages Daxor’s portfolio.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the company’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) within 90 days of this report. Deficiencies in the registrant’s disclosure controls and procedures were not adequately designed and operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the 1940 Act and Securities Exchange Act of 1934 was recorded, processed, summarized and reported in a timely fashion within the time periods specified in the Securities and Exchange Commission’s rules and forms. Management has taken corrective steps to resolve these matters so that future reporting may take place within the specified time frame of the 1940 Act.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting other than the above mentioned corrective steps to improve the timeliness of financial reports as required under the 1940 Act.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor did not lend out portfolio securities.

ITEM 13. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Daxor Corporation

By (Signature and Title)	/s/ Michael Feldschuh
Michael Feldschuh
President and Chief Executive Officer (Principal Executive Officer)

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Feldschuh
Michael Feldschuh
President and Chief Executive Officer (Principal Executive Officer)

Date: February 28, 2020

By (Signature and Title)	/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer (Principal Financial Officer and Chief Compliance Officer)

Date: February 28, 2020